UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 21, 2005
                -------------------------------------------------
                Date of Report (Date of earliest event reported):


                         ACCELR8 TECHNOLOGY CORPORATION
                ------------------------------------------------
               (Exact name of registrant as specified in charter)


          Colorado                      0-11485                   84-1072256
          --------                      -------                   ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

              7000 North Broadway, Building 3-307, Denver, CO 80221
              -----------------------------------------------------
                    (Address of principal executive offices)

                                 (303) 863-8808
                ------------------------------------------------
               Registrant's telephone number, including area code:


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

     On April 21, 2005, Accelr8 Technology Corporation (the "Corporation") sent a letter to its shareholders discussing its current business operations. The letter is attached hereto as Exhibit 99.1




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






Date:  April 21, 2005                  ACCELR8 TECHNOLOGY CORPORATION

                                       By: /s/ Thomas V. Geimer
                                       ------------------------
                                       Thomas V. Geimer, Chief Executive Officer